Exhibit 10.8

AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT

This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of December 23, 2011, is made and entered into by and among Aquilex Holdings LLC (“Holdings”) and Aquilex Finance Corp. (together with Holdings, the “Issuers”), each of the undersigned entities listed as guarantors (collectively, the “Guarantors”, and collectively with the Issuers, the “Note Parties”), and each of the undersigned beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of the Notes (collectively, the “Holders”).

W I T N E S S E T H:

WHEREAS, the Note Parties and the Holders are parties to that certain Forbearance Agreement, dated as of November 15, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Forbearance Agreement”);

WHEREAS, the Note Parties, the First Lien Agent, the holders of at least two-thirds in amount of the outstanding Loans (as defined in the First Lien Credit Agreement), the Second Lien Agent, the holders of at least two-thirds in amount of the Loans (as defined in the Second Lien Credit Agreement), the beneficial holders or investment advisors or managers for the account of the holders of at least two-thirds in principal amount of the Notes, certain Holders, as equity backstop parties, and the Sponsor are, concurrently with the effectiveness hereof, entering into a Restructuring Support Agreement, pursuant to which the debt obligations of Holdings shall be restructured through either an out-of-court restructuring or commencement of pre-packaged bankruptcy cases (the “Restructuring Support Agreement”);

WHEREAS, the Note Parties have requested an extension to the termination date set forth in the Forbearance Agreement and the Holders are willing to agree to such extension on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Forbearance Agreement.

SECTION 2. Amendments. On the terms and subject to the conditions set forth in this Amendment:

(a) Section 1.10(a) of the Forbearance Agreement is hereby amended by inserting the following proviso at the end thereof: “; provided, that if the deadline for consummating an out-of-court restructuring or, alternatively, commencing voluntary cases under chapter 11 of the Bankruptcy Code, has been extended pursuant to the terms of the Restructuring Support Agreement to a date later than February 3, 2012, then this Section 1.10(a) shall be deemed a reference to such later date”; and

(b) Section 1.10(b) of the Forbearance Agreement is hereby amended by adding the words “expiration or” immediately before the word “termination” appearing therein.

SECTION 3. Joinder. Sphere Capital, LLC - Series D (the “New Party”), by its signature below, becomes a Holder and a party to the Forbearance Agreement (as amended by this Amendment), and agrees to all of the terms and provisions of the Forbearance Agreement (as amended by this Amendment). Each reference to a “Holder” in the Forbearance Agreement (as amended by this Amendment) shall be deemed to include the New Party.

SECTION 4. Effectiveness. This Amendment shall become effective on the date upon which the following conditions have been satisfied in full:

(a) the Holders shall have received a counterpart of this Amendment duly executed by the Note Parties and the Holders; and

(b) the Holders shall have received an executed, valid and effective amendment to the First Lien Forbearance Agreement, in form and substance satisfactory to the Holders.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 6. Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Holders under the Forbearance Agreement, the Indenture or the Notes, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Forbearance Agreement, the Indenture or the Notes, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Issuers, the other Note Parties or any other person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Forbearance Agreement, the Indenture or the Notes in similar or different circumstances.

SECTION 7. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail shall be effective delivery of a manually executed counterpart of this Amendment.

SECTION 8. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

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SECTION 9. Headings. The paragraph headings used in this Amendment are for convenience only and shall not affect the interpretation of any of the provisions hereof.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

ISSUERS:

AQUILEX HOLDINGS LLC

By:	AQUILEX ACQUISITION SUB III, LLC

By:	AQUILEX HOLDCO L.P., its sole member

By: AQUILEX HOLDCO GP, LLC, its general partner

By: ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

By:	/s/ Darren Smart
Name: Darren Smart
Title: Portfolio Manager

AQUILEX FINANCE CORP.

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

Amendment No. 1 to Forbearance Agreement

GUARANTORS:

AQUILEX CORPORATION

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX HYDROCHEM, INC.

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX HYDROCHEM INDUSTRIAL CLEANING, INC.

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX SPECIALTY REPAIR AND OVERHAUL, INC.

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

Amendment No. 1 to Forbearance Agreement

AQUILEX WSI, INC.

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX SMS, INC.

By:	/s/ Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX I LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX II LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX III LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX IV LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX V LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX VI LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX VII LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX VIII LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX IX LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX X LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX XI LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX XII LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX XIII LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX XIV LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT AQLX XV LLC

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CCP II DEBT ACQUISITION, L.P.

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

CENTERBRIDGE CAPITAL PARTNERS SBS II, L.P.

By:	/s/ Jeff Gelfand
Name: Jeff Gelfand
Title: Senior Managing Director

Amendment No. 1 to Forbearance Agreement

LOCUST STREET FUNDING LLC

By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC, as Sub-Adviser

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

Amendment No. 1 to Forbearance Agreement

REDWOOD MASTER FUND, LTD.

By: REDWOOD CAPITAL MANAGEMENT, LLC, its Investment Manager

By:	/s/ Jonathan Kolatch
Name: Jonathan Kolatch
Title: Managing Member

Amendment No. 1 to Forbearance Agreement

SPHERE CAPITAL, LLC – SERIES D

By:	/s/ Eva Kalawski
Name: Eva Kalawski
Title: Vice President & Secretary

Amendment No. 1 to Forbearance Agreement